Exhibit 10.3

SECURITY AND PLEDGE AGREEMENT

This SECURITY AND PLEDGE AGREEMENT (this “Agreement”), dated as of the 6th day of October, 2020, entered into by Green Room Palm Springs, LLC, a California limited liability company (the “Company”) in favor of GSRX Industries Inc, a corporation organized and existing under the laws of the State of Nevada (the “GSRX”).

WITNESSETH:

WHEREAS, the Company, Seneca Capital Partners, LP (“Seneca”), a limited partnership formed under the laws of Tennessee (“Seneca”) and GSRX have entered into that certain Revenue Sharing Agreement of even date herewith (as the same may be amended or otherwise modified from time to time, the “Revenue Sharing Agreement”) pursuant to which the Company and Seneca have agreed to pay 3% of all monthly revenue generated by the Company to GSRX as further described in the Revenue Sharing Agreement.

WHEREAS, the execution and delivery of this Agreement by Company is required under the Revenue Sharing Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements herein, Company hereby agrees with GSRX, as follows:

Section 1. Definitions. Reference is hereby made to the Revenue Sharing Agreement for a statement of the terms thereof. All capitalized terms used herein that are not otherwise defined shall have the meanings set forth in the Revenue Sharing Agreement.

Section 2. Pledge and Grant of Security. Effective only during the term of the Revenue Sharing Agreement, Company hereby assigns and pledges to GSRX, and hereby grants to GSRX a security interest in, all of Company’s right, title and interest in and to the following (the “Collateral”): all of its inventory and supplies, and any documents of title representing any of the foregoing. It is expressly agreed to by the parties that such Collateral may only be used as payment for actual amounts outstanding pursuant to Section 4 of the Revenue Sharing Agreement.

Section 3. Security for Obligations. This Agreement secures the indefeasible payment of the Company under the Revenue Sharing Agreement as it may hereafter be amended, restated, extended or otherwise modified from time to time.

Section 4. Company Remains Liable.

(a) Nothing set forth in this Agreement (i) shall relieve Company from the performance of any term, covenant, condition or agreement on Company’s part to be performed or observed under or in respect of any of the Collateral or from any liability to any Person under or in respect of any of the Collateral or (ii) shall impose any obligation on GSRX to perform or observe any such term, covenant, condition or agreement on Company’s part to be so performed or observed or (iii) shall impose any liability on GSRX for any act or omission on the part of Company relating thereto or for any breach of any representation or warranty on the part of Company contained in this Agreement or the Revenue Sharing Agreement or under or in respect of the Collateral or made in connection herewith or therewith. The exercise by GSRX of any of the rights hereunder shall not release Company from any of its duties or obligations under the Collateral, and GSRX shall not have any obligation or liability under the Collateral by reason of this Agreement, nor shall GSRX be obligated to take any action to collect or enforce any claim for payment assigned hereunder. The obligations of Company contained in this Section 4 shall survive the termination of this Agreement and the discharge of the obligations of Company under this Agreement and the Revenue Sharing Agreement.

(b) While the Company possesses or controls the Collateral, Company shall bear all risk of loss or damage as to the Collateral, and shall not use the Collateral illegally or in a manner that would cause a lapse, denial or termination of any insurance coverage thereon.

Section 5. Representations, Warranties and Covenants. Company represents, warrants and covenants to GSRX as follows:

(a) Company is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of California and is duly qualified to do business in each other jurisdiction where its ownership of property or where the conduct of its business requires such qualification. The execution, delivery and performance of this Agreement are within Company’s powers and have been duly authorized and are not in contravention of any law or the terms of Company’s operating agreement or other organizational papers or any indenture, agreement or undertaking to which Company is a party or by which it is bound.

(b) Upon the completion of the deliveries, filings and other actions contemplated in Section 6 hereof, the pledge and security interest granted to GSRX pursuant to this Agreement in and to the Collateral will constitute a perfected security interest therein, superior and prior to the rights of all other Persons therein.

(c) Company is, as of the date hereof the sole, direct legal and beneficial owner of all Collateral pledged by it hereunder free from any lien or other right, title or interest of any Person, and Company shall defend the Collateral pledged by it hereunder against all claims and demands of all Persons at any time claiming any interest therein adverse to GSRX. There is no agreement, and Company shall not enter into any agreement or take any other action, that would result in the imposition of any other lien, restrict the transferability of any of the Collateral or otherwise impair or conflict with Company’s obligations or the rights of GSRX.

(d) There is no financing statement (or similar statement or instrument or registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral, and so long as any of the obligations remain unpaid, Company shall not execute, authorize or permit to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except (i) financing statements filed or to be filed in respect of and covering the security interests granted by Company in favor of GSRX pursuant to this Agreement.

(e) All information set forth herein, and all information contained in any documents, schedules and lists heretofore delivered to GSRX in connection with this Agreement, in each case relating to the Collateral, is accurate and complete in all material respects. The Collateral described on the schedules attached hereto constitutes all of the property of such type of Collateral owned or held by Company.

(f) Company shall not (i) sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral pledged by it hereunder except as expressly permitted by the Revenue Sharing Agreement, or (ii) create or permit to exist any lien upon or with respect to any of the Collateral pledged by it hereunder.

(g) Company shall continuously take all steps that are necessary or prudent to protect the security interest of GSRX in the Collateral. Without limiting the generality of the foregoing, the Company will (i) not create, grant or permit to exist any security interest or lien in or on any of the Collateral other than that already of public record and the security interest granted herein, (ii) maintain, preserve and protect all Collateral, and keep all Collateral in good condition and prevent any waste or damage thereof, (iii) promptly notify GSRX of any change in location of the Collateral and the existence of any claims, liens, security interests, rights, attachments or other encumbrances that may be or become adverse to the interest of GSRX in or to the Collateral, and (iv) defend the Collateral against all claims, liens, security interests, demands and other encumbrances of third parties at any time claiming an interest in any of the Collateral and reimburse GSRX for any expenses it may incur in satisfying any of the foregoing.

(h) Company shall have and maintain so-called “all risk” insurance coverage at all times with respect to the Collateral, including insurance against risks of fire, theft and such other risks as GSRX may require, containing such terms, in such form, in such an amount, for such periods and written by such companies as may be satisfactory to GSRX (the “Insurance”), and such Insurance shall be payable to GSRX as an additional insured thereof.

(i) All Insurance policies shall name GSRX as a loss payee and shall provide for thirty (30) days written minimum cancellation notice to GSRX.

(j) GSRX shall deliver the Insurance policies to or furnish GSRX with certificates or other evidence satisfactory to GSRX of compliance with the foregoing Insurance provisions.

Section 6. Perfection; Supplements; Further Assurances.

(a) Company agrees that at any time and from time to time, it will execute and, the cost and expense of which will be shared equally by Company and GSRX, file and refile, or permit GSRX to file and refile, such financing statements, continuation statements and other documents (including, without limitation, this Agreement), in form and substance reasonably acceptable to GSRX, in such offices as GSRX may reasonably deem necessary or appropriate in order to perfect, continue and maintain a valid, enforceable, first priority lien in the Collateral and to preserve the other rights and interests granted to GSRX hereunder with respect to the Collateral. Company authorizes GSRX to file any such financing or continuation statement or other document without the signature of Company where permitted by law, and will provide to Company a copy of all such documents within five business days of filing. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(b) Company agrees to do such further acts and things, and to execute and deliver to GSRX such additional assignments, agreements, supplements, powers and instruments, as GSRX may reasonably deem necessary or appropriate in order to perfect, preserve and protect the security interest in the Collateral as provided herein and the rights and interests granted to GSRX hereunder, to carry into effect the purposes of this Agreement or better to assure and confirm unto GSRX or permit GSRX to exercise and enforce its respective rights, powers and remedies hereunder with respect to the Collateral.

(c) Time is of the essence in this Agreement. Unless, and until there has been a breach of the payment obligations of the Company under the Revenue Sharing Agreement, Company may have possession of the Collateral and use the same in any lawful manner not inconsistent with this Agreement. Upon the occurrence of a breach of the payment obligations of the Company under the Revenue Sharing Agreement, GSRX may at its option (a) declare all of the outstanding payment obligations of Company to it to be immediately due and payable and shall then have all rights and remedies of a secured party under the Uniform Commercial Code and other applicable law, including without limitation, the right to take possession of an amount of Collateral (based on the actual purchase wholesale price paid by the Company) that represents the actual then current outstanding payment obligation of the Company under the Revenue Sharing Agreement, and for that purpose GSRX may enter upon any premises on which the Collateral or any records relating thereto may be situated and take possession thereof and remove the same therefrom; and (b) exercise any or all other rights and remedies available to GSRX at law or at equity. GSRX may require Company to make the Collateral and all records relating thereto available to GSRX at a place designated by GSRX which is reasonably convenient to both parties. To the extent GSRX is acting in accordance with the terms and conditions contained herein, Company hereby expressly waives any action or right of action of any kind whatsoever against GSRX because of the removal, possession or retention of the Collateral by GSRX or any entity or person designed by GSRX to act on behalf of GSRX. Company expressly authorizes GSRX to enter the premises and properties of Company, without force, to assemble, or take possession of the Collateral or any records or documents related thereto. GSRX may also, without prior notice or hearing, which notice or hearing is hereby expressly waived, sell the Collateral and credit the proceeds of such sale against the amount of the unpaid obligations under the Revenue Sharing Agreement, after deducting from said proceeds the actual proven costs and expenses of collecting the same (including reasonable attorneys’ fees). In case of any deficiency, Company shall remain responsible for the payment of same together with statutory interest as may be allowed by law.

Section 7. Intentionally Omitted

Section 8. Intentionally Omitted

Section 9. Intentionally Omitted

Section 10. Intentionally Omitted.

Section 11. Investor May Perform. If Company fails to perform any agreement contained herein, GSRX may itself perform, or cause the performance of, such agreement or obligation, and the expenses of GSRX incurred in connection therewith shall be payable Company pursuant to Section 14 hereof and shall constitute obligations secured hereby.

Section 12. GSRX’ Duties. The powers conferred on GSRX under this Agreement are solely to protect the interest of GSRX in the Collateral and shall not impose any duty or obligation of any kind upon it or any of them to exercise any such powers. GSRX shall not have any liability or duty as to the Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any rights pertaining to the Collateral. Neither GSRX, nor any of its directors, officers, employees, attorneys, agents, advisors, attorneys-in-fact, experts and Affiliates shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so nor shall be under any obligation to sell or otherwise dispose of the Collateral upon the request of Company or otherwise.

Section 14. Expenses. Company will upon demand pay to GSRX the amount of any and all reasonable proven out-of-pocket costs and expenses, including the reasonable fees and expenses of their respective counsel and of any experts and agents, which GSRX may incur in connection with (i) the exercise or enforcement of any of the rights of GSRX or GSRX hereunder, or (ii) the failure by Company to perform or observe any of the provisions hereof. Such costs, expenses and fees shall be secured by this Agreement.

Section 15. Pledge and Security Interest Absolute. To the extent permitted by applicable law, all rights of GSRX hereunder and the pledge, assignment and security interest created hereunder, and all obligations of Company hereunder, shall be absolute and unconditional during the term of the Revenue Sharing Agreement, and shall not be affected or released in any way, irrespective of:

(a) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations, or any other amendment or waiver of, or any mutual consent to departure from, this Agreement, the Revenue Sharing Agreement, or any other agreement or instrument, including, but not limited to, (i) any increase or decrease in any such obligations and (ii) any amendment of the Revenue Sharing Agreement; or

(b) any taking and holding of collateral (which term for purposes of this Agreement includes but is not limited to the Collateral) or additional guaranties for all or any of the obligations; or any amendment, alteration, exchange, substitution, transfer, enforcement, waiver or subordination of any collateral or such guaranties; or the termination, release or non-perfection of any collateral (other than with respect to the Collateral expressly released by GSRX) or such guaranties or any consent to departure from any security agreement or guaranty with respect thereto.

Without limiting the generality of the foregoing, Company hereby consents to, and hereby agrees, that the rights of GSRX hereunder, and the liability of Company hereunder, shall not be affected by any and all releases of any collateral (other than Collateral expressly released by GSRX) from the liens created by the Revenue Sharing Agreement or any other agreement or instrument.

Section 16. Notices. All notices and other communications provided for hereunder shall be in writing and shall be given in the manner, and shall be effective, as provided in the Revenue Sharing Agreement.

Section 17. Miscellaneous. (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by Company and GSRX, and no waiver of any provision of this Agreement, and no consent to any departure by Company therefrom, shall be effective unless it is in writing and signed by GSRX and then such waiver or consent shall be effective only in the specific instance and for the specific purposes for which given.

(b) No failure on the part of GSRX to exercise, and no delay in exercising, any right hereunder, under the Revenue Sharing Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights of GSRX hereunder and under the Revenue Sharing Agreement against any party are not conditional or contingent on any attempt by GSRX to exercise any of its rights under the Revenue Sharing Agreement against such party or against any other Person.

(c) Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d) This Agreement creates a continuing lien and security interest in the Collateral and shall (i) remain in full force and effect until the completion of the transactions set forth in the Revenue Sharing Agreement, (ii) be binding upon Company, its successors and assigns, and (iii) inure, together with the rights and remedies of GSRX hereunder, to the benefit of GSRX and its successors, transferees and assigns.

(e) This Agreement shall be governed by and construed in accordance with the laws of the State of California, except to the extent that the validity or perfection of the liens hereunder, or remedies hereunder, in respect of any particular Collateral, are governed by the laws of a jurisdiction other than the State of California. Unless otherwise defined herein or in the Revenue Sharing Agreement, the terms used in Chapter 9 of the UCC are used herein as therein defined.

(f) Notwithstanding anything in this Agreement to the contrary, in the event of any inconsistency between the terms of this Agreement and the terms of the Revenue Sharing Agreement, the terms hereof shall be controlling as necessary to create, preserve and/or maintain a valid, enforceable and perfected lien upon the Collateral, but, otherwise, the provisions of the Revenue Sharing Agreement shall be controlling and the provisions hereof shall be subject or subordinate to those of the Revenue Sharing Agreement.

(g) COMPANY AND GSRX EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE REVENUE SHARING AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

(h) ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT MAY BE TRIED AND LITIGATED IN, AND COMPANY HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF, THE COURTS OF THE STATE OF CALIFORNIA, UNLESS SUCH ACTIONS OR PROCEEDINGS ARE REQUIRED TO BE BROUGHT IN ANOTHER COURT TO OBTAIN SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. COMPANY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, TO ASSERT THAT IT IS NOT SUBJECT TO THE JURISDICTION OF SUCH COURTS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

(i) The Recitals set forth in the Preamble to this Agreement are hereby incorporated herein and made to form an integral part hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

GREEN ROOM PALM SPRINGS, LLC

By:	/s/ Christian Briggs
Name:	Christian Briggs
Title:	Manager

ACKNOWLEDGED AND ACCEPTED,

as of the date first set forth above:

GSRX INDUSTRIES INC.

By:	/s/ Troy Nihart
Name:	Troy Nihart
Title:	Interim CEO